SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of  1934

June 11, 2002
Date of Report (Date of earliest event reported)

WEIRTON STEEL CORPORATION
(Exact name of registrant as specified in its charter)

     Delaware                1-10244   06-1075442
(State or other    (Commission File Number) (IRS Employer
jurisdiction of                             Identification No.)
Incorporation)

400 Three Springs Drive
Weirton, West Virginia   26062-4989
(Address of principal executive offices)  (zip code)

Registrant's telephone number, including area code: (304) 797-2000


The undersigned Registrant hereby amends its Current Report on Form 8-K dated June 4, 2002 as follows:


Item 4.  Changes in Registrant's Certifying Accountant

The sixth paragraph under Item 4. 'Changes in Registrant's Certifying Accountant' is amended to read as follows:

The Registrant provided Arthur Andersen LLP ('Andersen') with a copy of the foregoing statements. Attached as Exhibit 16 is a copy of Andersen's letter, dated June 11, 2002, stating its agreement with such statements.


Item 7. Financial Statements and Exhibits

Item 7. 'Financial Statements and Exhibits' is added to read as follows:

Exhibit
Number                   Description
16                       Letter from Arthur Andersen LLP to the
                 Securities and Exchange Commission dated
                      June 11, 2002


SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized


                    WEIRTON STEEL CORPORATION
                    Registrant

                    /s/Mark E. Kaplan
                    Mark E. Kaplan
                    Sr. Vice President-Finance and Administration
                    and Chief Financial Officer
                    June 11, 2002





                           EXHIBIT 16

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


June 11, 2002

Dear Sir or Madam,

We have read the first five paragraphs included in the Form 8-K dated June 4, 2002 of Weirton Steel Corporation filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP
Arthur Andersen LLP


Copy to:
Mr. Mark E. Kaplan
Senior Vice President - Finance and
Administration and Chief Financial Officer